Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ORDER  FOR  SUPPLIES  OR  SERVICES                                PAGE  1  OF  8
1.   CONTRACT/PURCH. ORDER/AGREEMENT NO. -  HQ0006-04-D-0002
2.   DELIVERY ORDER/CALL NO. - 00020002
3.   DATE  OF ORDER/CALL -  2004 OCT 01
4.   REQ./PURCH. REQUEST NO. - SEE SCHEDULE
5.   PRIORITY
6.   ISSUED  BY     CODE: - HQ0006
      MISSILE  DEFENSE  AGENCY  (MDA)
      7100  DEFENSE  PENTAGON
      WASHINGTON  DC  20301-7100
7.   ADMINISTERED  BY  (if other than 6)  CODE: - S0514A
      DCMA  SAN  DIEGO
      7675  DAGGET  STREET
      SUITE  100/200
      SAN  DIEGO  CA  92111-2241
8.   DELIVERY  FOB  [X]  DESTINATION  [  ]  OTHER
9.   CONTRACTOR     CODE: - 1J2T1     FACILITY:
     NAME AND ADDRESS
      SPACEDEV,  INC.
      RICHARD  SLANSKY
      13855  STOWE  DRIVE
      POWAY  CA  92064
10.   DELIVERY  TO  FOB  POINT  BY: - SEE  SCHEDULE
11.   MARK  IF  BUSINESS  IS  [  ] SMALL [ ] SMALL DISADVANTAGED [ ] WOMEN-OWNED
12.   DISCOUNT  TERMS  N/A
13.   MAIL  INVOICES  TO  THE  ADRESS  IN  BLOCK - SEE  ITEM  15
14.   SHIP  TO     CODE:
       SEE SCHEDULE
15.   PAYMENT  WILL  BE  MADE  BY     CODE: - HQ0339
       DFAS/CO  -  WEST  ENTITLEMENT  OPERATIONS
       P.O.  BOX  182381
       3990  EAST  BROAD  STREET  BLDG  21
       COLUMBUS  OH  43218-2381
16.   TYPE  OF  ORDER:
          [X] DELIVERY/CALL This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
          [ ] PURCHASE Reference your quote dated Furnish the following on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SPACEDEV, INC.       /S/  RICHARD B. SLANSKY   RICHARD B. SLANSKY    2004 OCT 20
------------------   -----------------------   ------------------    -----------
NAME OF CONTRACTOR - SIGNATURE  -             TYPED NAME AND TITLE - DATE SIGNED
          [X] If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17.   ACCOUNTING  AND  APPROPRIATION  DATA/LOCAL  USE - SEE  SCHEDULE
18.   ITEM NO. - SEE  SCHEDULE
19    SCHEDULE OF SUPPLIES/SERVICES - SEE  SCHEDULE
20.   QUANTITY ORDERED/ACCEPTED - SEE  SCHEDULE
21.   UNIT - SEE  SCHEDULE
22.   UNIT  PRICE - SEE  SCHEDULE
23.   AMOUNT - SEE  SCHEDULE
24.   UNITED  STATES  OF  AMERICA
      /S/ KARLA SMITH JACKSON
      KARLA SMITH JACKSON
      DIRECTOR, ADVANCED SYSTEMS CONTRACTING
      BY:  CONTRACTING/ORDERING OFFICER
      TEL:  EMAIL:
25.   TOTAL:  $  8,257,283.00
26.   DIFFERENCES
27     a.  QUANTITY  IN  COLUMN  20  HAS  BEEN
          [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED ________________
       b.  SIGNATURE  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE  c.  DATE
       d.  PRINTED  NAME  AND  TITLE  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE
       e.  MAILING  ADDRESS  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE
       f.  TELEPHONE  NUMBER
       g.  E-MAIL  ADDRES
28.   SHIP  NO.  [  ]  PARTIAL  [  ]  FINAL
29.   DO  VOUCHER  NO.
30.   INITIALS
31.   PAYMENT  [  ]  COMPLETE  [  ]  PARTIAL  [  ]  FINAL
32.   PAID  BY
33.   AMOUNT  VERIFIED  CORRECT  FOR
34.   CHECK  NUMBER
35.   BILL  OF  LADING  NO.
36.   I  CERTIFY  THIS  ACCOUNT  IS  CORRECT  AND  PROPER  FOR  PAYMENT.
       a.  DATE  b.  SIGNATURE  AND  TITLE  OF  CERTIFYING  OFFICER
37.   RECEIVED  AT
38.   RECEIVED  BY
39.   DATE  RECEIVED
40.   TOTAL  CONTAINERS
41.   S/R  ACCOUNT  NO.
42.   S/R  VOUCHER  NO.

DD  FORM  1155  DEC  2001

                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 1 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section  B  -  Supplies  or  Services  and  Prices

ITEM NO        SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
0001                                 38,471       Labor
                                                  Hours
               Micro  Sat  Distributed  Sensing  Experiment
               CPFF
               The Contractor shall conduct a micro satellite distributed sensing experiment and conduct other micro satellite studies and experiments as required in accordance with the Statement of Objectives (SOO) in Section C-1. NOTE: The unit of issue of 1
               Labor  Hour equates to 1 Direct Productive Labor Hour (DPLH). See
               Special  Contract  Requirement  H-1.
               PURCHASE  REQUEST  NUMBER:  43416,  BASIC

                                                ESTIMATED COST     $7,585,303.00
                                                       FIXED FEE     $629,580.00
                                                                   -------------
                                          TOTAL EST COST + FEE     $8,214,883.00



ITEM NO        SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
000101

               CPFF

                                                        ESTIMATED COST     $0.00
                                                             FIXED FEE     $0.00
                                                  TOTAL EST COST + FEE     $0.00
                                                                           -----
                                                          [******]     $[******]

                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 2 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ITEM NO        SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
0002                                             Dollars,
                                                  U.S.
               Other  Direct  Costs  -  Travel
               COST
               Travel  to  support  MDA/AS  in  accordance with the SOO (Section
               C-1).
               PURCHASE  REQUEST  NUMBER:  44133,  BASIC

                                                   ESTIMATED COST     $42,400.00


ITEM NO        SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
000201

               COST

                                                        ESTIMATED COST     $0.00
               ACRN AB Funded Amount                                  $20,285.56


ITEM NO        SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
0003                                                                         NSP
               Data and Reports
               FFP
               Provide data and reports for CLIN 0001 in accordance with the SOO
               (Section C-1). THIS LINE ITEM IS NOT SEPARATELY PRICED (NSP) FROM
               LINE  ITEM  0001.

                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 3 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section  C  -  Descriptions  and  Specifications

CLAUSES  INCORPORATED  BY  FULL  TEXT



C-01     SCOPE  OF  WORK  (JAN  2001)

     The Contractor shall perform the work specified in the SOO below, and shall provide any material, equipment, and facilities incidental to performance excluding Flight Software as evidenced in Section 6.0 of the SOO.

                             STATEMENT OF OBJECTIVES
                                 TASK ORDER 0002
                                HQ0006-04-D-0002
                              TYPE: CPFF COMPLETION

                         DISTRIBUTIVE SENSING EXPERIMENT
                          DESIGN AND DEVELOPMENT PHASE
                                   21 MAY 2004

1.0     BACKGROUND
        ----------

This is a task order contract to conduct a micro satellite Distributed Sensing Experiment and, possibly as an option, a laser communications experiment, and to conduct other micro satellite studies and experiments as required. The experiments and studies shall require SpaceDev, Inc. to procure hardware and software pursuant to design, build, test, integrate with launch vehicles, and operate micro satellites for the purpose of supporting the Ballistic Missile Defense System (BMDS). This task order contracts for the Design and Development Phase.

2.0     SCOPE
        -----

SpaceDev, Inc. shall be the prime contractor providing all labor, material, and administrative activities necessary to perform the Design and Development Phase of the Distributive Sensing Experiment.

3.0     PERIOD  OF  PERFORMANCE
        -----------------------

The period of performance for this phase is October 1, 2004 through January 31, 2006.

4.0     REQUIREMENTS
        ------------

4.1 SpaceDev, Inc. shall conduct the Design and Development Phase (defined in the Government-provided work breakdown structure) of the Micro Satellite Distributed Sensing Experiment.

4.1.1     [******]
                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 4 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.1.2     [******]
4.1.3     [******]
4.2 SpaceDev, Inc. shall utilize the top four levels of the Government-provided experiment work breakdown structure (WBS) for program management. Cost data will be collected at a lower level to be negotiated.
4.3  SpaceDev,  Inc.  shall  develop  design  requirements  for  subsystems  and configuration  items  based  on  the  System Performance Specification. [******]
4.4     The  Government  shall  conduct  quarterly  reviews  at the contractor's facility.
4.5     [******]:
4.5.1     [******]
4.5.2     [******]
4.6     [******].
        ---------
4.6.1     [******]
4.6.2     [******]
4.6.3     [******]
4.6.4     [******].

                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 5 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.0     DELIVERABLES
        ------------

The deliverables for the Design and Development Phase are described in the table below.




Deliverable . . . . . . . . . . . . . . . . . . . . .  Description
-----------------------------------------------------  -----------
Funds and Labor Hours Expenditure Report (FLHER). . .     [******]
-----------------------------------------------------  -----------
Monthly Status Report . . . . . . . . . . . . . . . .     [******]
-----------------------------------------------------  -----------
Quarterly Progress Review Briefing. . . . . . . . . .     [******]
-----------------------------------------------------  -----------
Preliminary Design Review Documentation and Briefing.     [******]
-----------------------------------------------------  -----------
Critical Design Review Documentation and Briefing . .     [******]
-----------------------------------------------------  -----------




                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 6 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.0     GOVERNMENT  FURNISHED  EQUIPMENT  (GFE)
        ---------------------------------------

The  Government  will  provide  the following GFE for the Design and Development
Phase:








Item #  Description
------  -----------
1. . .     [******]
------  -----------
2. . .     [******]
------  -----------
3. . .     [******]
------  -----------
4. . .     [******]
------  -----------
5. . .     [******]
------  -----------
6. . .     [******]
------  -----------
7. . .     [******]
------  -----------
8. . .     [******]
------  -----------
9. . .     [******]
------  -----------
10 . .     [******]
------  -----------




7.0     LIMITATION  OF  LIABILITY  - INCREMENTAL FUNDING OF CPFF LEVEL OF EFFORT
        ------------------------------------------------------------------------
AND  COMPLETION  TASK  ORDERS
  ---------------------------

     [******].


                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 7 of 8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section  G  -  Contract  Administration  Data




ACCOUNTING  AND  APPROPRIATION  DATA

AA:         9740400.2520  30603175C  2525  012123  BMDO0145833416
AMOUNT:     $258,956.00

AB:         9740400.2520  30603175C  2525  012123  BMDO0146314133
AMOUNT:     $20,285.56



                                                                HQ0006-04-D-0002
                                                                            0002
                                                                     Page 8 of 8